Financial Instruments and Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value Measurements

Note 7. Financial Instruments and Fair Value Measurements

Our financial instruments consist of cash equivalents, accounts receivable, accounts payable, accrued expenses, deferred revenue, our debt and an embedded derivative liability. Our debt consisted of our Convertible Senior Notes as of December 31, 2021 and our Promissory Notes as of December 31, 2020. The fair value of cash equivalents, accounts receivable, accounts payable, accrued expenses, and deferred revenue approximate their carrying value because of the short-term nature of these instruments. Refer to Note 4 — Transactions with Former Parent — Cyxtera, for the carrying amount and estimated fair value of our Promissory Notes as of December 31, 2020 and their subsequent repayment and extinguishment.

The carrying value of our Convertible Senior Notes, net of issuance costs was $73.0 million as of December 31, 2021. The fair value of the Convertible Senior Notes was estimated as $69.5 million as of December 31, 2021. The fair value was estimated using a discounted cash flow analysis with a yield based on our credit rating.

Recurring Fair Value Measurements

The fair value of the embedded derivative liability was estimated using a “with and without” approach as of December 31, 2021:

•     “With” scenario: the fair value of the Convertible Senior Notes as of the valuation date is estimated based on a Two-Factor binomial lattice model.

•     “Without” scenario: the fair value of the Convertible Senior Notes “without” the embedded features was estimated using a DCF model whereby the contractual cash flows absent the embedded derivative (i.e., the coupon and principal payments) are discounted at a risk-adjusted rate.

The following table summarizes fair value measurements by level at December 31, 2021 for instruments measured at fair value on a recurring basis (in thousands):

	Level 1	Level 2	Level 3	Total
Financial liability:
Embedded derivative liability	$—	$—	$78,497	$78,497

No financial instruments were measured at fair value on a recurring basis at December 31, 2020.

The following table presents the changes in Level 3 liabilities measured at fair value on a recurring basis in 2021 (in thousands):

	Embedded derivative liability	Total liabilities
Balance at January 1, 2021	$—	$—
Loss included in earnings	78,497	—
Balance at December 31, 2021	$78,497	$78,497

The loss included in the previous table is reported in our consolidated statement of operations within change in fair value of embedded derivative liability. There were no transfers between fair value measurement levels during 2020 and there were no Level 3 liabilities outstanding during 2020.

The significant unobservable inputs used in the fair value measurement of our embedded derivative liability are a volatility rate of 64.0% and a bond yield of 8.85%. The expected volatility of our equity is estimated based on the historical volatility of our common stock and the remaining term of the Convertible Senior Notes of 2.1 years at December 31, 2021. We consider those inputs to be significant as changes in any of those inputs in isolation would result in significantly lower (higher) fair value measurement. Generally, a change in our volatility assumption will generate a directionally similar change in the overall value of the instrument, while a change in the bond yield will generate a directionally opposite change in the overall value of the instrument.